Exhibit 99.1


                             KERR-McGEE CORPORATION

                                Kerr-McGee Center

                          Oklahoma City, Oklahoma 73125


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Luke R. Corbett, the Chief Executive Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

       * the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
       * information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


                                       /s/Luke R. Corbett
                                       -----------------------------
                                       Luke R. Corbett
                                       Chief Executive Officer
                                       November 8, 2002